EXHIBIT 99.1

                            Computational Materials

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------



                            Computational Materials


                                [$271,995,000]
                                  Approximate

                      Morgan Stanley Mortgage Loan Trust
                                Series 2005-6AR
                                    Group 1


                      Mortgage Pass-Through Certificates
                                Series 2005-6AR








________________________________________________________________________________
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 1

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


                         Approximately [$271,995,000]
                Morgan Stanley Mortgage Capital Series 2005-6AR
                                    Group 1

                         Morgan Stanley Capital I Inc.
                                   Depositor

                    Wells Fargo Bank, National Association
                                Master Servicer

                            Transaction Highlights
                            ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Expected      Avg Life                                          Initial
Offered                                    Ratings      to Call /       Payment Window To Call /       Subordination
Classes      Description   Balance(3)  (S&P / Moody's)   Mty(1)(2)            Mty(1)(2)                    Level         Benchmark
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-A-1          Floater    $250,000,000                                     Not Offered Hereby
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-A-2          Floater    $216,000,000    [AAA/Aaa]     3.10 / 3.37  11/2005-12/2013/11/2005-07/2023       7.15%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-A-3          Floater     $2,053,000     [AAA/NR]      3.10 / 3.37  11/2005-12/2013/11/2005-07/2023       7.15%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-A-4          Floater    $24,000,000     [AAA/Aaa]     3.10 / 3.37  11/2005-12/2013/11/2005-07/2023       7.15%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-M-1          Floater     $7,154,000     [AA+/Aa1]     5.38 / 5.80  11/2008-12/2013/11/2008-06/2017       5.80%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-M-2          Floater     $6,359,000     [AA/Aa2]      5.38 / 5.73  11/2008-12/2013/11/2008-10/2016       4.60%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-M-3          Floater     $3,975,000     [AA-/Aa3]     5.38 / 5.66  11/2008-12/2013/11/2008-01/2016       3.85%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-M-4          Floater     $2,385,000      [A+/A1]      5.38 / 5.60  11/2008-12/2013/11/2008-06/2015       3.40%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-M-5          Floater     $1,854,000      [A/A2]       5.38 / 5.54  11/2008-12/2013/11/2008-01/2015       3.05%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-M-6          Floater     $1,855,000      [A-/A3]      5.38 / 5.47  11/2008-12/2013/11/2008-08/2014       2.70%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-B-1          Floater     $1,855,000    [BBB+/Baa1]    5.37 / 5.39  11/2008-12/2013/11/2008-03/2014       2.35%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-B-2          Floater     $1,855,000    [BBB/Baa2]     5.28 / 5.28  11/2008-10/2013/11/2008-10/2013       2.00%       1 Mo. LIBOR
----------- ------------- ------------ ---------------- ----------- --------------------------------- --------------- --------------
1-B-3          Floater     $2,650,000    [BBB-/Baa3]    5.08 / 5.08  11/2008-03/2013/11/2008-03/2013       1.50%       1 Mo. LIBOR
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)    Certificates are priced to the 10% optional clean-up call.
-----   (2)    Based on the pricing prepayment speed.  See details below.
        (3)    Bond sizes subject to a variance of plus or minus 10%.

Issuer:                    Morgan Stanley Mortgage Loan Trust Series 2005-6AR.

Depositor:                 Morgan Stanley Capital I Inc.

Top Contributors:          Morgan Stanley Mortgage Capital                63.69%

                           GreenPoint                                     12.71%

Master Servicer:           Wells Fargo Bank, National Association

Trustee:                   Deutsche Bank National Trust Company

Managers:                  Morgan Stanley (lead manager)

Auction Administrator:     Wells Fargo Bank, National Association

Rating Agencies:           Standard & Poor's and Moody's

Class 1-A Certificates:    The Class 1-A-1, Class 1-A-2, Class 1-A-3 and
                           Class 1-A-4 Certificates

Class 1-M Certificates:    The Class 1-M-1, Class 1-M-2, Class 1-M-3,
                           Class 1-M-4, Class 1-M-5 and Class 1-M-6 Certificates


________________________________________________________________________________
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                   Page 2

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Class 1-B Certificates:    The Class 1-B-1, Class 1-B-2 and Class 1-B-3
                           Certificates

Offered Certificates:      The Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-M
                           and Class 1-B Certificates

Group 1 LIBOR              The Offered Certificates and the Class 1-A-1
Certificates:

Expected Closing Date:     October 31, 2005 through DTC and, upon request,
                           Euroclear or Clearstream. The Offered Certificates will be sold with accrued interest from October 25, 2005 through October 31, 2005.

Cut-off Date:              October 1, 2005

Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning
                           November 25, 2005.

Final Scheduled            The Distribution Date occurring in November 2035
Distribution Date:

Optional Clean-up Call     Each Distribution Date when the current aggregate
Date:                      principal balance of the Group 1 Mortgage Loans and
                           any related REO Properties is less than or equal to 10% of the aggregate principal balance of the Group
                           1 Mortgage Loans as of the Cut-off Date.

Optional Termination of    Commencing with the first Optional Clean-up Call
the Trust Fund by          Date, the Auction Administrator shall solicit bids
Purchaser or Auction:      for the purchase of the Group 1 Mortgage Loans from
                           at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans. If the Auction
                           Administrator receives at least three bids for the Group 1 Mortgage Loans, any related REO Property and any other property related to Group 1 remaining in the trust fund (collectively, the "Group 1
                           Assets"), and one of those bids is at least equal to the Minimum Auction Price, the Auction
                           Administrator shall sell the Group 1 Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser (the
                           "Mortgage Loan Auction Price"). If the Auction
                           Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction
                           Administrator shall, on each six-month anniversary of the initial Optional Clean-up Call Date, repeat these auction procedures until the Auction
                           Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1 Assets to the Auction Purchaser at that Mortgage Loan
                           Auction Price; provided, however, that the Auction
                           Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Optional
                           Clean-up Call Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                           Commencing with the first Distribution Date following the first Optional Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Group1 Assets for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property and (c) any unreimbursed servicing advances related to Group 1.


Minimum Auction Price:     For any Distribution Date on which an auction is
                           being held, the sum of (a) 100% of the current aggregate principal balance of the Group 1 Mortgage
                           Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to Group
                           1 in the trust fund being purchased, (c) any unreimbursed servicing advances related to Group 1 and (d) any expenses incurred by the Auction
                           Administrator relating to the Auction process.

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 3

Due Period:                For any Distribution Date, the calendar month
                           preceding the month in which the Distribution Date occurs.

Interest Accrual Period:   For the Group 1 LIBOR Certificates and any
                           Distribution Date, the one-month period commencing on the 25th day of the month prior to the month in which that Distribution Date occurs and ending on the 24th day of the month in which that Distribution Date occurs (on a 30/360 day count basis).

Group 1 Mortgage Loans:    The Trust will consist of multiple groups of
                           collateral to be offered as securities at various times in the future. The Group 1 LIBOR Certificates herein represent interest in the "Group 1 Mortgage
                           Loans." As of the Cut-off Date, the "Group 1
                           Mortgage Loans" consist of adjustable and fixed rate residential, first-lien mortgage loans with a principal balance of approximately $529,944,261.

Pricing Prepayment Speed:  o  Fixed Rate Mortgage Loans: CPR starting at approximately 8% CPR in month 1 and increasing to 24% CPR in month 12 (16%/11 increase for each month), and remaining at 24% CPR thereafter
                           o  ARM Mortgage Loans:  25% CPR

Credit Enhancement:        The Offered Certificates are credit enhanced by:
                           1) Net monthly excess cashflow from the Group 1
                              Mortgage Loans,
                           2) 1.50% overcollateralization (funded upfront). On
                              and after the Step-down Date, so long as a
                              Trigger Event is not in effect, the required
                              overcollateralization will equal 3.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                           3) Subordination of distributions on the more
                              subordinate classes of certificates (if
                              applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement]        For any Distribution Date, the percentage obtained
Percentage:                by dividing (x) the aggregate Class Principal
                           Balance of the Group 1 subordinate certificates
                           (together with any overcollateralization and taking into account the distributions of the Group 1
                           Principal Distribution Amount for such Distribution
                           Date) by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period.

Step-down Date:            The later to occur of:
                           (x) The earlier of:
                               (a) The Distribution Date occurring in
                                   November 2008; and
                               (b) The Distribution Date on which the
                                   aggregate balance of the Class 1-A
                                   Certificates is zero; and
                           (y) The first Distribution Date on which the Senior
                               Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Group 1 Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Offered Certificates on the applicable Distribution
                               Date) is greater than or equal to approximately 14.30%.

Trigger Event:             Either a Delinquency Trigger Event or a Cumulative
                           Loss Trigger Event.

Delinquency Trigger        A Delinquency Trigger Event is in effect on any
Event:                     Distribution Date if on that Distribution Date the
                           60 Day+ Rolling Average equals or exceeds 41.90% of the prior period's Senior Enhancement Percentage.
                           The 60 Day+ Rolling Average will equal the rolling
                           3 month average percentage of Group 1 Mortgage
                           Loans that are 60 or more days delinquent.

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 4

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Cumulative Loss Trigger    A Cumulative Loss Trigger Event is in effect on any
Event:                     Distribution Date if the aggregate amount of
                           Realized Losses incurred on the Group 1 Mortgage loans since the Cut-off Date through the last day of the related prepayment period divided by the aggregate Stated Principal Balance of the Group 1
                           Mortgage Loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such distribution date:

                           Months 25 - 36            0.30% for the first month,
                                                     plus an additional 1/12th
                                                     of 0.40% for each month
                                                     thereafter
                           Months 37 - 48            0.70% for the first month,
                                                     plus an additional 1/12th
                                                     of 0.35% for each month
                                                     thereafter
                           Months 49 - 60            1.05% for the first month,
                                                     plus an additional 1/12th
                                                     of 0.30% for each month
                                                     thereafter
                           Months 61 - 72            1.40% for the first month,
                                                     plus an additional 1/12th
                                                     of 0.20% for each month
                                                     thereafter
                           Months 73 - thereafter    1.60%


Sequential Trigger Event:  A Sequential Trigger Event is in effect on any
                           Distribution Date if, before the 25th Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related prepayment period divided by the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the cut-off date exceeds [0.25%], or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Initial Subordination      Class 1-A:                 7.15%
Percentage:                Class 1-M-1:               5.80%
                           Class 1-M-2:               4.60%
                           Class 1-M-3:               3.85%
                           Class 1-M-4:               3.40%
                           Class 1-M-5:               3.05%
                           Class 1-M-6:               2.70%
                           Class 1-B-1:               2.35%
                           Class 1-B-2:               2.00%
                           Class 1-B-3:               1.50%

Step-up Coupons:           For all Offered Certificates the coupon will increase
                           after the first Optional Clean-up Call Date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class 1-A
                           Certificates and by 1.5x on all other Classes of Group 1 LIBOR Certificates after the first Optional
                           Clean-up Call Date.

Class 1-A-2 Pass-Through   The Class 1-A-2 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-A-3 Pass-Through   The Class 1-A-3 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-A-4 Pass-Through   The Class 1-A-4 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 5

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Class 1-M-1 Pass-Through   The Class 1-M-1 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-2 Pass-Through   The Class 1-M-2 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-3 Pass-Through   The Class 1-M-3 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-4 Pass-Through   The Class 1-M-4 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-5 Pass-Through   The Class 1-M-5 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-6 Pass-Through   The Class 1-M-6 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-1 Pass-Through   The Class 1-B-1 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-2 Pass-Through   The Class 1-B-2 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-3 Pass-Through   The Class 1-B-3 Certificates will accrue interest at
Rate:                      a variable rate equal to the lesser of (i)
                           one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up
                           Call is exercisable) and (ii) the Net Wac Cap.

Net Wac Cap:               As to any Distribution Date a per annum rate equal to
                           the weighted average gross rate of the Group 1
                           Mortgage Loans in effect on the beginning of the related Due Period less servicing and other fee rates.

Class 1-A-1, 1-A-2,        As to any Distribution Date, the basis risk carry
1-A-3, 1-A-4, 1-M-1,       forward amount for each of the Class 1-A-1,
1-M-2, 1-M-3, 1-M-4        Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-M-1,
1-M-5, 1-M-6, 1-B-1,       Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5,
1-B-2 and 1-B-3            Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3
Basis Risk Carry           Certificates will equal the sum of:
Forward Amounts:           (i)   The excess, if any, of interest that would
                                 otherwise be due on Class at such Class's applicable Pass-Through Rate (without regard to the Net Wac Cap) over interest due such Class at a rate equal to the Net Wac Cap;
                           (ii)  Any Basis Risk Carry Forward Amount for such
                                 Class remaining unpaid from prior Distribution
                                 Dates; and
                           (iii) Interest on the amount in clause (ii) at the
                                 Class's applicable Pass-Through Rate for that Distribution Date (without regard to the Net
                                 Wac Cap).


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 6

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Interest Distributions     On each Distribution Date and after payments of
on Offered Certificates:   servicing and other expenses, interest distributions
                           from the Interest Remittance Amount will be allocated as follows:

                           (i) To the Class 1-A-1, Class 1-A-2, Class 1-A-3, and Class 1-A-4 Certificates, prorata, Accrued Certificate Interest and any unpaid interest shortfall amounts, other than basis risk, for each related Class;
                           (ii) To the Class 1-M-1 Certificates, its Accrued Certificate Interest;
                           (iii) To the Class 1-M-2 Certificates, its Accrued Certificate Interest;
                           (iv) To the Class 1-M-3 Certificates, its Accrued Certificate Interest;
                           (v) To the Class 1-M-4 Certificates, its Accrued Certificate Interest;
                           (vi) To the Class 1-M-5 Certificates, its Accrued Certificate Interest;
                           (vii) To the Class 1-M-6 Certificates, its Accrued Certificate Interest;
                           (viii) To the Class 1-B-1 Certificates, its Accrued
                                  Certificate Interest;
                           (ix) To the Class 1-B-2 Certificates, its Accrued Certificate Interest; and
                           (x) To the Class 1-B-3 Certificates, its Accrued Certificate Interest.




________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 7

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Principal Distributions    On each Distribution Date (a) prior to the Stepdown
on Offered Certificates:   Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Group 1 Principal
                           Distribution Amount will be allocated as follows:
                           (i)    to the Class 1-A Certificates, allocated
                                  between the Class 1-A Certificates as
                                  described below, until the Class Princpal
                                  Balances have been reduced to zero;
                           (ii)   to the Class 1-M-1 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;
                           (iii)  to the Class 1-M-2 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;
                           (iv)   to the Class 1-M-3 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;
                           (v)    to the Class 1-M-4 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;
                           (vi)   to the Class 1-M-5 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;
                           (vii)  to the Class 1-M-6 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;
                           (viii) to the Class 1-B-1 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;
                           (ix)   to the Class 1-B-2 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero; and
                           (x)    to the Class 1-B-3 Certificates, until the
                                  Class Principal Balance thereof has been reduced to zero;

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Group 1 Principal Distribution Amount will be allocated as follows:
                           (i) to the Class 1-A Certificates, allocated between the Class 1-A Certificates as described below, the lesser of the Group 1 Principal Distribution Amount and the Class 1-A Principal Distribution Amount, until the aggregate Class Principal Balance thereof have been reduced to zero;
                           (ii) to the Class 1-M-1 Certificates, the lesser of the remaining Group 1 Principal Distribution Amount and the Class 1-M-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (iii) to the Class 1-M-2 Certificates, the lesser of the remaining Group 1 Principal Distribution Amount and the Class 1-M-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (iv) to the Class 1-M-3 Certificates, the lesser of the remaining Group 1 Principal Distribution Amount and the Class 1-M-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (v) to the Class 1-M-4 Certificates, the lesser of the remaining Group 1 Principal Distribution Amount and the Class 1-M-4 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (vi) to the Class 1-M-5 Certificates, the lesser of the remaining Group 1 Principal Distribution Amount and the Class 1-M-5 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (vii) to the Class 1-M-6 Certificates, the lesser of the remaining Group 1 Principal Distribution Amount and the Class 1-M-6 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                           (viii) to the Class 1-B-1 Certificates, the lesser
                                  of the remaining Group 1 Principal
                                  Distribution Amount and the Class 1-B-1
                                  Principal Distribution Amount, until the
                                  Class Principal Balance thereof has been reduced to zero;

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 8

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Principal Distributions    (ix)  to the Class 1-B-2 Certificates, the lesser of
on Offered Certificates          the remaining Group 1 Principal Distribution
(continued):                     Amount and the Class 1-B-2 Principal
                                 Distribution Amount, until the Class Principal
                                 Balance thereof has been reduced to zero; and
                           (x)   to the Class 1-B-3 Certificates, the lesser
                                 of the remaining Group 1 Principal
                                 Distribution Amount and the Class 1-B-3
                                 Principal Distribution Amount, until the
                                 Class Principal Balance thereof has been reduced to zero.

Class 1-A Principal        Any principal distributions allocated to the
Allocation:                Class 1-A Certificates will be distributed pro rata
                           between the Class 1-A-1 Certificates, Class 1-A-2
                           Certificates, Class 1-A-3 and Class 1-A-4
                           Certificates, except that if a Sequential Trigger
                           Event is in effect, principal distributions to such classes will be distributed as follows:
                           (i)   xx.xx% to the Class 1-A-1 and Class 1-A-3
                                 Certificates sequentially until the Class
                                 Principal Balance thereof has been reduced to zero;
                           (ii)  xx.xx% to the Class 1-A-2 and Class 1-A-4
                                 Certificates sequentially until the Class
                                 Principal Balance thereof has been reduced to zero;

Class 1-A-2, Class 1-A-3   Beginning on the second Distribution Date, and for a
and Class 1-A-4            period of 96 months thereafter, an Interest Rate Cap
Interest Rate Cap:         will be entered into by the Trust for the benefit of
                           the Class 1-A-2, Class 1-A-3 and Class 1-A-4
                           Certificates.

                           For its duration, the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Interest Rate Cap Notional Balance ("the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-A-2, Class 1-A-3   The Class 1-A-2, Class 1-A-3 and Class 1-A-4 Interest
and Class 1-A-4 Interest   Rate Cap Payment shall be available to pay any Basis
Rate Cap Payment           Risk Carry Forward Amount due to the Class 1-A-2,
Allocation:                Class 1-A-3 and Class 1-A-4 Certificates, prorata,
                           based upon Class Principal Balance.

Class 1-M-Senior           Beginning on the second Distribution Date, and
Interest Rate Cap:         for a period of 96 months thereafter, an Interest
                           Rate Cap will be entered into by the Trust for the benefit of the Class 1-M-1, 1-M-2 and 1-M-3
                           Certificates.

                           For its duration, the Class 1-M-Senior Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-M-Senior Interest Rate Cap Notional Balance ("the Class 1-M-Senior Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-M-Senior           The Class 1-M-Senior Interest Rate Cap Payment shall
Interest Rate Cap          be available to pay any Basis Risk Carry Forward
Payment Allocation:        Amount due to the Class 1-M-1, Class 1-M-2 and
                           Class 1-M-3 Certificates, prorata, based upon Class
                           Principal Balance.

Class 1-M-Junior           Beginning on the second Distribution Date, and for a
Interest Rate Cap:         period of 96 months thereafter, an Interest Rate Cap
                           will be entered into by the Trust for the benefit of the Class 1-M-4, Class 1-M-5 and Class 1-M-6
                           Certificates.

                           For its duration, the Class 1-M-Junior Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-M-Junior Interest Rate Cap Notional Balance ("the Class 1-M-Junior Interest Rate Cap Payment") as described on the schedule herein (iii) 100.


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 9

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Class 1-M-Junior           The Class 1-M-Junior Interest Rate Cap Payment shall
Interest Rate              be available to pay any Basis Risk Carry Cap Forward
Payment Allocation:        Amount due to the Class 1-M-4, Class 1-M-5 and Class
                           1-M-6 Certificates, prorata, based on Class
                           Principal Balance.

Class 1-B Interest         Beginning on the second Distribution Date, and for
Rate Cap:                  a period of 96 months thereafter, an Interest Rate
                           Cap will be entered into by the Trust for the benefit of the Class 1-B-1, Class 1-B-2 and Class
                           1-B-3 Certificates.

                           For its duration, the Class 1-B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-B Interest Rate Cap Notional Balance ("the Class 1-B Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-B Interest         The Class 1-B Interest Rate Cap Payment shall be
Rate Cap Payment           available to pay any Basis Risk Carry Forward Amount
Allocation:                due to the Class 1-B-1, Class 1-B-2 and Class 1-B-3
                           Certificates, prorata, based on Class Principal
                           Balance.

Allocation of Net Monthly  For any Distribution Date, any Net Monthly Excess
Excess Cashflow:           Cashflow shall be paid as follows:
                           (i)    to pay the holders of the Group 1 LIBOR
                                  Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the target overcollateralization amount has been achieved:
                           (ii)   to the Class 1-M-1 Certificates, the unpaid
                                  interest shortfall amount;
                           (iii)  to the Class 1-M-1 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (iv)   to the Class 1-M-2 Certificates, the unpaid
                                  interest shortfall amount;
                           (v)    to the Class 1-M-2 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (vi)   to the Class 1-M-3 Certificates, the unpaid
                                  interest shortfall amount;
                           (vii)  to the Class 1-M-3 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (viii) to the Class 1-M-4 Certificates, the unpaid
                                  interest shortfall amount;
                           (ix)   to the Class 1-M-4 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (x)    to the Class 1-M-5 Certificates, the unpaid
                                  interest shortfall amount;
                           (xi)   to the Class 1-M-5 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (xii)  to the Class 1-M-6 Certificates, the unpaid
                                  interest shortfall amount;
                           (xiii) to the Class 1-M-6 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (xiv)  to the Class 1-B-1 Certificates, the unpaid
                                  interest shortfall amount;
                           (xv)   to the Class 1-B-1 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (xvi)  to the Class 1-B-2 Certificates, the unpaid
                                  interest shortfall amount;
                           (xvii) to the Class 1-B-2 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (xviii) to the Class 1-B-3 Certificates, the unpaid
                                  interest shortfall amount;
                           (xix)  to the Class 1-B-3 Certificates, the
                                  allocated unreimbursed realized loss amount;
                           (xx)   concurrently, any Class 1-A Basis Risk Carry
                                  Forward Amount to the Class 1-A-1, Class
                                  1-A-2, Class 1-A-3 and Class 1-A-4
                                  Certificates, prorata; and
                           (xxi)  sequentially, to Classes 1-M-1, 1-M-2,
                                  1-M-3, 1-M-4, 1-M-5, 1-M-6, 1-B-1, 1-B-2 and
                                  1-B-3 Certificates, in such order, in each case an amount up to the amount of the Basis Risk Carry Forward Amount for such Class.

Interest Remittance        For any Distribution Date, the portion of available
Amount:                    funds for such Distribution Date attributable to
                           interest received or advanced on the Group 1
                           Mortgage Loans.

Accrued Certificate        For any Distribution Date and each Class of the
Interest:                  Group 1 LIBOR Certificates, equals the amount of
                           interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers' Civil Relief Act or similar state law allocated to such Class.

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 10

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Group 1 Principal          On any Distribution Date, the sum of (i) the Basic
Distribution Amount:       Principal Distribution Amount and (ii) the Extra
                           Principal Distribution Amount.

Basic Principal            On any Distribution Date, the excess of (i) the
Distribution Amount:       aggregate principal remittance amount over
                           (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess         For any Distribution Date is the amount of funds
Cashflow:                  available from the Group 1 Mortgage Loans for
                           distribution on such Distribution Date remaining after making all distributions of interest and principal on the Group 1 LIBOR Certificates.

Extra Principal            For any Distribution Date and the Group 1 LIBOR
Distribution Amount:       Certificates the lesser of (i) the excess of
                           (x) interest collected or advanced with respect to the Group 1 Mortgage Loans with due dates in the related Due Period (less servicing and other fees and expenses), over (y) the sum of interest payable on the Group 1 LIBOR Certificates on such Distribution Date and (ii) the
                           Overcollateralization Deficiency Amount for such
                           Distribution Date.

Overcollateralization      The excess of the (i) target overcollateralization
Deficiency Amount:         amount and (ii) the current overcollateralization
                           amount for such Distribution Date.

Excess Subordinated        For any Distribution Date, means the excess, if any
Amount:                    of (i) the overcollateralization amount and (ii) the
                           target overcollateralization amount for such
                           Distribution Date.

Class 1-A Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the aggregate Class Principal Balance
                           of the Class 1-A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.70% and (ii) the aggregate principal balance of the Group 1
                           Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over $2,649,721.

Class 1-M-1 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date) and (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.40% and
                           (ii) the aggregate principal balance of the Group 1
                           Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over $2,649,721.

Class 1-M-2 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date) and (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.80% and (ii) the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $2,649,721.



________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 11

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Class 1-M-3 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date), (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates (after taking into account the payment of the Class 1-M-2 Principal
                           Distribution Amount on such Distribution Date) and
                           (iv) the Class Principal Balance of the Class 1-M-3
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 92.30% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $2,649,721.

Class 1-M-4 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date), (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates (after taking into account the payment of the Class 1-M-2 Principal
                           Distribution Amount on such Distribution Date),
                           (iv) the Class Principal Balance of the Class 1-M-3
                           Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Principal
                           Balance of the Class 1-M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.20% and
                           (ii) the aggregate principal balance of the Group 1
                           Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over $2,649,721.

Class 1-M-5 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date), (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates (after taking into account the payment of the Class 1-M-2 Principal
                           Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                           Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal
                           Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                           Principal Distribution Amount on such Distribution
                           Date) and (vi) the Class Principal Balance of the
                           Class 1-M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $2,649,721.


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 12

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Class 1-M-6 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date), (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates (after taking into account the payment of the Class 1-M-2 Principal
                           Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                           Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal
                           Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                           Principal Distribution Amount on such Distribution
                           Date) (vi) the Class Principal Balance of the Class
                           1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal Distribution
                           Amount on such Distribution Date), and (vii) the Class Principal Balance of the Class 1-M-6
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 94.60% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $2,649,721.

Class 1-B-1 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date), (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates (after taking into account the payment of the Class 1-M-2 Principal
                           Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                           Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal
                           Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                           Principal Distribution Amount on such Distribution
                           Date) (vi) the Class Principal Balance of the Class
                           1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal Distribution
                           Amount on such Distribution Date), (vii) the Class
                           Principal Balance of the Class 1-M-6 Certificates
                           (after taking into account the payment of the Class
                           1-M-6 Principal Distribution Amount on such
                           Distribution Date) and (viii) the Class Principal
                           Balance of the Class 1-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.30% and
                           (ii) the aggregate principal balance of the Group 1
                           Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period over $2,649,721.


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 13

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Class 1-B-2 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date), (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates (after taking into account the payment of the Class 1-M-2 Principal
                           Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                           Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal
                           Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                           Principal Distribution Amount on such Distribution
                           Date) (vi) the Class Principal Balance of the Class
                           1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal Distribution
                           Amount on such Distribution Date), (vii) the Class
                           Principal Balance of the Class 1-M-6 Certificates
                           (after taking into account the payment of the Class
                           1-M-6 Principal Distribution Amount on such
                           Distribution Date), (viii) the Class Principal
                           Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1
                           Principal Distribution Amount on such Distribution
                           Date) and (ix) the Class Principal Balance of the
                           Class 1-B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $2,649,721.

Class 1-B-3 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate Class
                           Principal Balance of the Class 1-A Certificates
                           (after taking into account the payment of the Class
                           1-A Principal Distribution Amount on such
                           Distribution Date), (ii) the Class Principal
                           Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1
                           Principal Distribution Amount on such Distribution
                           Date), (iii) the Class Principal Balance of the
                           Class 1-M-2 Certificates (after taking into account the payment of the Class 1-M-2 Principal
                           Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                           Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal
                           Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                           Principal Distribution Amount on such Distribution
                           Date) (vi) the Class Principal Balance of the Class
                           1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal Distribution
                           Amount on such Distribution Date), (vii) the Class
                           Principal Balance of the Class 1-M-6 Certificates
                           (after taking into account the payment of the Class
                           1-M-6 Principal Distribution Amount on such
                           Distribution Date), (viii) the Class Principal
                           Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1
                           Principal Distribution Amount on such Distribution
                           Date), (ix) the Class Principal Balance of the
                           Class 1-B-2 Certificates (after taking into account the payment of the Class 1-B-2 Principal
                           Distribution Amount on such Distribution Date) and
                           (x) the Class Principal Balance of the Class 1-B-3
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $2,649,721.

Trust Tax Status:          REMIC.

ERISA Eligibility:         Subject to the considerations in the Prospectus, all
                           Offered Certificates are ERISA eligible.

SMMEA Eligibility:         It is anticipated that the Class 1-A and Class 1-M-1
                           Certificates will be SMMEA eligible.


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 14

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

Prospectus:                The Class 1-A, Class 1-M and Class 1-B Certificates
                           are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.





________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 15

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


                                                  Weighted Average Life Sensitivity
                                                               To CALL

----------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                         25           50            75           100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 1-A-2  WAL (yrs)                      10.58         6.24          4.22          3.10          2.40          1.92          1.57
        First Payment Date          11/25/2005   11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                        1 - 282      1 - 190       1 - 133        1 - 98        1 - 76        1 - 61        1 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-A-3  WAL (yrs)                      10.58         6.24          4.22          3.10          2.40          1.92          1.57
        First Payment Date          11/25/2005   11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                        1 - 282      1 - 190       1 - 133        1 - 98        1 - 76        1 - 61        1 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-A-4  WAL (yrs)                      10.58         6.24          4.22          3.10          2.40          1.92          1.57
        First Payment Date          11/25/2005   11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                        1 - 282      1 - 190       1 - 133        1 - 98        1 - 76        1 - 61        1 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-M-1  WAL                            17.46        10.73          7.28          5.38          4.40          3.88          3.68
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008     1/25/2009     2/25/2009     3/25/2009
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                       123 - 282     63 - 190      42 - 133       37 - 98       39 - 76       40 - 61       41 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-M-2  WAL                            17.46        10.73          7.28          5.38          4.37          3.84          3.60
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    12/25/2008     1/25/2009     2/25/2009
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                       123 - 282     63 - 190      42 - 133       37 - 98       38 - 76       39 - 61       40 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-M-3  WAL                            17.46        10.73          7.28          5.38          4.37          3.82          3.55
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    12/25/2008     1/25/2009     2/25/2009
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                       123 - 282     63 - 190      42 - 133       37 - 98       38 - 76       39 - 61       40 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-M-4  WAL                            17.46        10.73          7.28          5.38          4.37          3.79          3.50
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    12/25/2008    12/25/2008     1/25/2009
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                       123 - 282     63 - 190      42 - 133       37 - 98       38 - 76       38 - 61       39 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-M-5  WAL                            17.46        10.73          7.28          5.38          4.37          3.78          3.50
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    12/25/2008    12/25/2008     1/25/2009
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                       123 - 282     63 - 190      42 - 133       37 - 98       38 - 76       38 - 61       39 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-M-6  WAL                            17.46        10.73          7.28          5.38          4.34          3.78          3.50
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    11/25/2008    12/25/2008     1/25/2009
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                       123 - 282     63 - 190      42 - 133       37 - 98       37 - 76       38 - 61       39 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-B-1  WAL                            17.44        10.71          7.27          5.37          4.33          3.77          3.44
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    11/25/2008    12/25/2008    12/25/2008
        Expected Final Maturity      4/25/2029    8/25/2021    11/25/2016    12/25/2013     2/25/2012    11/25/2010     1/25/2010
        Window                       123 - 282     63 - 190      42 - 133       37 - 98       37 - 76       38 - 61       38 - 51
----------------------------------------------------------------------------------------------------------------------------------
 1-B-2  WAL                            17.29        10.56          7.14          5.28          4.26          3.72          3.38
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    11/25/2008    12/25/2008    12/25/2008
        Expected Final Maturity     12/25/2028    4/25/2021     8/25/2016    10/25/2013    12/25/2011    10/25/2010    11/25/2009
        Window                       123 - 278     63 - 186      42 - 130       37 - 96       37 - 74       38 - 60       38 - 49
----------------------------------------------------------------------------------------------------------------------------------
 1-B-3  WAL                            16.94        10.22          6.88          5.08          4.10          3.55          3.28
        First Payment Date           1/25/2016    1/25/2011     4/25/2009    11/25/2008    11/25/2008    11/25/2008    12/25/2008
        Expected Final Maturity      1/25/2028    5/25/2020    11/25/2015     3/25/2013     7/25/2011     6/25/2010     8/25/2009
        Window                       123 - 267     63 - 175      42 - 121       37 - 89       37 - 69       37 - 56       38 - 46
----------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 16

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


                                                  Weighted Average Life Sensitivity
                                                             To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                              25            50            75           100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
 1-A-2  WAL (yrs)                       10.85          6.64          4.55          3.37          2.62          2.10          1.71
        First Payment Date           11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005
        Expected Final Maturity       3/25/2035     4/25/2033     6/25/2028     7/25/2023    11/25/2019     4/25/2017     4/25/2015
        Window                         1 - 353       1 - 330       1 - 272       1 - 213       1 - 169       1 - 138       1 - 114
------------------------------------------------------------------------------------------------------------------------------------
 1-A-3  WAL (yrs)                       10.85          6.64          4.55          3.37          2.62          2.10          1.71
        First Payment Date           11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005
        Expected Final Maturity       3/25/2035     4/25/2033     6/25/2028     7/25/2023    11/25/2019     4/25/2017     4/25/2015
        Window                         1 - 353       1 - 330       1 - 272       1 - 213       1 - 169       1 - 138       1 - 114
------------------------------------------------------------------------------------------------------------------------------------
 1-A-4  WAL (yrs)                       10.85          6.64          4.55          3.37          2.62          2.10          1.71
        First Payment Date           11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005
        Expected Final Maturity       3/25/2035     4/25/2033     6/25/2028     7/25/2023    11/25/2019     4/25/2017     4/25/2015
        Window                         1 - 353       1 - 330       1 - 272       1 - 213       1 - 169       1 - 138       1 - 114
------------------------------------------------------------------------------------------------------------------------------------
 1-M-1  WAL                             17.94         11.38          7.79          5.80          4.73          4.15          3.89
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008     1/25/2009     2/25/2009     3/25/2009
        Expected Final Maturity       1/25/2033     1/25/2027     4/25/2021     6/25/2017    12/25/2014     2/25/2013    11/25/2011
        Window                        123 - 327      63 - 255      42 - 186      37 - 140      39 - 110       40 - 88       41 - 73
------------------------------------------------------------------------------------------------------------------------------------
 1-M-2  WAL                             17.89         11.29          7.72          5.73          4.65          4.07          3.77
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    12/25/2008     1/25/2009     2/25/2009
        Expected Final Maturity       7/25/2032     2/25/2026     5/25/2020    10/25/2016     5/25/2014     9/25/2012     6/25/2011
        Window                        123 - 321      63 - 244      42 - 175      37 - 132      38 - 103       39 - 83       40 - 68
------------------------------------------------------------------------------------------------------------------------------------
 1-M-3  WAL                             17.82         11.18          7.62          5.66          4.59          4.00          3.69
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    12/25/2008     1/25/2009     2/25/2009
        Expected Final Maturity      11/25/2031    12/25/2024     6/25/2019     1/25/2016    10/25/2013     3/25/2012     2/25/2011
        Window                        123 - 313      63 - 230      42 - 164      37 - 123       38 - 96       39 - 77       40 - 64
------------------------------------------------------------------------------------------------------------------------------------
 1-M-4  WAL                             17.74         11.07          7.54          5.60          4.53          3.93          3.60
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    12/25/2008    12/25/2008     1/25/2009
        Expected Final Maturity       3/25/2031     1/25/2024     9/25/2018     6/25/2015     4/25/2013    10/25/2011    10/25/2010
        Window                        123 - 305      63 - 219      42 - 155      37 - 116       38 - 90       38 - 72       39 - 60
------------------------------------------------------------------------------------------------------------------------------------
 1-M-5  WAL                             17.67         10.98          7.47          5.54          4.49          3.88          3.57
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    12/25/2008    12/25/2008     1/25/2009
        Expected Final Maturity       9/25/2030     5/25/2023     3/25/2018     1/25/2015    12/25/2012     7/25/2011     7/25/2010
        Window                        123 - 299      63 - 211      42 - 149      37 - 111       38 - 86       38 - 69       39 - 57
------------------------------------------------------------------------------------------------------------------------------------
 1-M-6  WAL                             17.59         10.88          7.39          5.47          4.41          3.84          3.54
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    11/25/2008    12/25/2008     1/25/2009
        Expected Final Maturity       4/25/2030    10/25/2022     9/25/2017     8/25/2014     9/25/2012     4/25/2011     5/25/2010
        Window                        123 - 294      63 - 204      42 - 143      37 - 106       37 - 83       38 - 66       39 - 55
------------------------------------------------------------------------------------------------------------------------------------
 1-B-1  WAL                             17.47         10.74          7.28          5.39          4.34          3.79          3.44
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    11/25/2008    12/25/2008    12/25/2008
        Expected Final Maturity       9/25/2029     1/25/2022     3/25/2017     3/25/2014     5/25/2012     1/25/2011     2/25/2010
        Window                        123 - 287      63 - 195      42 - 137      37 - 101       37 - 79       38 - 63       38 - 52
------------------------------------------------------------------------------------------------------------------------------------
 1-B-2  WAL                             17.29         10.56          7.14          5.28          4.26          3.72          3.38
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    11/25/2008    12/25/2008    12/25/2008
        Expected Final Maturity      12/25/2028     4/25/2021     8/25/2016    10/25/2013    12/25/2011    10/25/2010    11/25/2009
        Window                        123 - 278      63 - 186      42 - 130       37 - 96       37 - 74       38 - 60       38 - 49
------------------------------------------------------------------------------------------------------------------------------------
 1-B-3  WAL                             16.94         10.22          6.88          5.08          4.10          3.55          3.28
        First Payment Date            1/25/2016     1/25/2011     4/25/2009    11/25/2008    11/25/2008    11/25/2008    12/25/2008
        Expected Final Maturity       1/25/2028     5/25/2020    11/25/2015     3/25/2013     7/25/2011     6/25/2010     8/25/2009
        Window                        123 - 267      63 - 175      42 - 121       37 - 89       37 - 69       37 - 56       38 - 46
------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 17

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


                                                           CPR Sensitivity
                                                               To CALL

---------------------------------------------------------------------------------------------------------------------------------
         CPR (%)                              5            10           15            20           25            30           35
---------------------------------------------------------------------------------------------------------------------------------
 1-A-2   WAL (yrs)                      11.82          7.40         5.10          3.80         2.96          2.39         1.96
         First Payment Date          11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                        1 - 299       1 - 221      1 - 160       1 - 122       1 - 95        1 - 77       1 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-A-3   WAL (yrs)                      11.82          7.40         5.10          3.80         2.96          2.39         1.96
         First Payment Date          11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                        1 - 299       1 - 221      1 - 160       1 - 122       1 - 95        1 - 77       1 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-A-4   WAL (yrs)                      11.82          7.40         5.10          3.80         2.96          2.39         1.96
         First Payment Date          11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                        1 - 299       1 - 221      1 - 160       1 - 122       1 - 95        1 - 77       1 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-1   WAL                            19.13         12.70         8.86          6.61         5.23          4.43         3.97
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   12/25/2008     1/25/2009    2/25/2009
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                       141 - 299      77 - 221     51 - 160      37 - 122      38 - 95       39 - 77      40 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-2   WAL                            19.13         12.70         8.86          6.61         5.22          4.41         3.93
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008    1/25/2009
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                       141 - 299      77 - 221     51 - 160      37 - 122      37 - 95       38 - 77      39 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-3   WAL                            19.13         12.70         8.86          6.61         5.21          4.40         3.92
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008   12/25/2008
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                       141 - 299      77 - 221     51 - 160      37 - 122      37 - 95       38 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-4   WAL                            19.13         12.70         8.86          6.61         5.21          4.40         3.88
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008   12/25/2008
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                       141 - 299      77 - 221     51 - 160      37 - 122      37 - 95       38 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-5   WAL                            19.13         12.70         8.86          6.61         5.21          4.40         3.88
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008   12/25/2008
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                       141 - 299      77 - 221     51 - 160      37 - 122      37 - 95       38 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-6   WAL                            19.13         12.70         8.86          6.61         5.21          4.38         3.88
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   12/25/2008
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                       141 - 299      77 - 221     51 - 160      37 - 122      37 - 95       37 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-B-1   WAL                            19.12         12.68         8.84          6.60         5.21          4.37         3.87
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   12/25/2008
         Expected Final Maturity      9/25/2030     3/25/2024    2/25/2019    12/25/2015    9/25/2013     3/25/2012    2/25/2011
         Window                       141 - 299      77 - 221     51 - 160      37 - 122      37 - 95       37 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-B-2   WAL                            18.99         12.50         8.70          6.48         5.12          4.29         3.81
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   11/25/2008
         Expected Final Maturity      6/25/2030    10/25/2023   10/25/2018     9/25/2015    7/25/2013     1/25/2012    1/25/2011
         Window                       141 - 296      77 - 216     51 - 156      37 - 119      37 - 93       37 - 75      37 - 63
---------------------------------------------------------------------------------------------------------------------------------
 1-B-3   WAL                            18.67         12.13         8.40          6.23         4.92          4.13         3.64
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   11/25/2008
         Expected Final Maturity      8/25/2029    10/25/2022   12/25/2017    12/25/2014   12/25/2012     8/25/2011    8/25/2010
         Window                       141 - 286      77 - 204     51 - 146      37 - 110      37 - 86       37 - 70      37 - 58
---------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 18

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

                                                           CPR Sensitivity
                                                             To MATURITY

---------------------------------------------------------------------------------------------------------------------------------
         CPR (%)                              5            10           15            20           25            30           35
---------------------------------------------------------------------------------------------------------------------------------
 1-A-2   WAL (yrs)                      12.03          7.79         5.49          4.12         3.23          2.61         2.15
         First Payment Date          11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005
         Expected Final Maturity      4/25/2035     4/25/2034    5/25/2031     1/25/2027    2/25/2023     3/25/2020   11/25/2017
         Window                        1 - 354       1 - 342      1 - 307       1 - 255      1 - 208       1 - 173      1 - 145
---------------------------------------------------------------------------------------------------------------------------------
 1-A-3   WAL (yrs)                      12.03          7.79         5.49          4.12         3.23          2.61         2.15
         First Payment Date          11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005
         Expected Final Maturity      4/25/2035     4/25/2034    5/25/2031     1/25/2027    2/25/2023     3/25/2020   11/25/2017
         Window                        1 - 354       1 - 342      1 - 307       1 - 255      1 - 208       1 - 173      1 - 145
---------------------------------------------------------------------------------------------------------------------------------
 1-A-4   WAL (yrs)                      12.03          7.79         5.49          4.12         3.23          2.61         2.15
         First Payment Date          11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005    11/25/2005   11/25/2005
         Expected Final Maturity      4/25/2035     4/25/2034    5/25/2031     1/25/2027    2/25/2023     3/25/2020   11/25/2017
         Window                        1 - 354       1 - 342      1 - 307       1 - 255      1 - 208       1 - 173      1 - 145
---------------------------------------------------------------------------------------------------------------------------------
 1-M-1   WAL                            19.52         13.35         9.46          7.09         5.64          4.77         4.25
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   12/25/2008     1/25/2009    2/25/2009
         Expected Final Maturity      9/25/2033     7/25/2029    3/25/2024     1/25/2020    3/25/2017     2/25/2015    7/25/2013
         Window                       141 - 335      77 - 285     51 - 221      37 - 171     38 - 137      39 - 112      40 - 93
---------------------------------------------------------------------------------------------------------------------------------
 1-M-2   WAL                            19.48         13.26         9.37          7.02         5.57          4.70         4.17
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008    1/25/2009
         Expected Final Maturity      5/25/2033     8/25/2028    3/25/2023     4/25/2019    7/25/2016     7/25/2014    1/25/2013
         Window                       141 - 331      77 - 274     51 - 209      37 - 162     37 - 129      38 - 105      39 - 87
---------------------------------------------------------------------------------------------------------------------------------
 1-M-3   WAL                            19.42         13.15         9.26          6.93         5.50          4.63         4.11
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008   12/25/2008
         Expected Final Maturity     10/25/2032     7/25/2027    2/25/2022     5/25/2018   10/25/2015    11/25/2013    7/25/2012
         Window                       141 - 324      77 - 261     51 - 196      37 - 151     37 - 120       38 - 97      38 - 81
---------------------------------------------------------------------------------------------------------------------------------
 1-M-4   WAL                            19.37         13.05         9.17          6.86         5.43          4.58         4.02
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008   12/25/2008
         Expected Final Maturity      4/25/2032     8/25/2026    4/25/2021     8/25/2017    3/25/2015     6/25/2013    2/25/2012
         Window                       141 - 318      77 - 250     51 - 186      37 - 142     37 - 113       38 - 92      38 - 76
---------------------------------------------------------------------------------------------------------------------------------
 1-M-5   WAL                            19.31         12.96         9.08          6.79         5.37          4.53         3.98
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    12/25/2008   12/25/2008
         Expected Final Maturity     11/25/2031    12/25/2025    9/25/2020     2/25/2017   10/25/2014     1/25/2013   11/25/2011
         Window                       141 - 313      77 - 242     51 - 179      37 - 136     37 - 108       38 - 87      38 - 73
---------------------------------------------------------------------------------------------------------------------------------
 1-M-6   WAL                            19.24         12.85         8.99          6.71         5.31          4.45         3.94
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   12/25/2008
         Expected Final Maturity      7/25/2031     5/25/2025    2/25/2020     9/25/2016    5/25/2014    10/25/2012    8/25/2011
         Window                       141 - 309      77 - 235     51 - 172      37 - 131     37 - 103       37 - 84      38 - 70
---------------------------------------------------------------------------------------------------------------------------------
 1-B-1   WAL                            19.14         12.70         8.87          6.62         5.23          4.38         3.89
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   12/25/2008
         Expected Final Maturity      1/25/2031     8/25/2024    7/25/2019     3/25/2016   12/25/2013     6/25/2012    4/25/2011
         Window                       141 - 303      77 - 226     51 - 165      37 - 125      37 - 98       37 - 80      38 - 66
---------------------------------------------------------------------------------------------------------------------------------
 1-B-2   WAL                            18.99         12.50         8.70          6.48         5.12          4.29         3.81
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   11/25/2008
         Expected Final Maturity      6/25/2030    10/25/2023   10/25/2018     9/25/2015    7/25/2013     1/25/2012    1/25/2011
         Window                       141 - 296      77 - 216     51 - 156      37 - 119      37 - 93       37 - 75      37 - 63
---------------------------------------------------------------------------------------------------------------------------------
 1-B-3   WAL                            18.67         12.13         8.40          6.23         4.92          4.13         3.64
         First Payment Date           7/25/2017     3/25/2012    1/25/2010    11/25/2008   11/25/2008    11/25/2008   11/25/2008
         Expected Final Maturity      8/25/2029    10/25/2022   12/25/2017    12/25/2014   12/25/2012     8/25/2011    8/25/2010
         Window                       141 - 286      77 - 204     51 - 146      37 - 110      37 - 86       37 - 70      37 - 58
---------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 19

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        1-A-2 Cap 1-A-3 Cap 1-A-4 Cap 1-M-1 Cap 1-M-2 Cap 1-M-3 Cap  1-M-4 Cap  1-M-5 Cap  1-M-6 Cap  1-B-1 Cap 1-B-2 Cap  1-B-3 Cap
Period     (%)       (%)       (%)       (%)       (%)       (%)        (%)        (%)        (%)        (%)       (%)        (%)
------  --------- --------- --------- --------- --------- ---------  ---------  ---------  ---------  --------- ---------  ---------
         30/360    30/360    30/360    30/360    30/360    30/360     30/360     30/360     30/360     30/360    30/360     30/360
   0        -                             -         -         -          -          -          -          -         -          -
   1       4.27      4.40      4.37      4.50     4.52       4.55       4.63       4.70       4.75      5.20       5.32       5.40
   2      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
   3      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
   4      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
   5      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
   6      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
   7      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
   8      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
   9      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  10      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  11      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  12      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  13      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  14      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  15      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  16      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  17      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  18      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  19      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  20      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  21      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  22      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  23      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  24      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  25      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  26      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  27      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  28      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  29      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  30      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  31      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  32      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  33      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  34      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  35      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  36      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  37      17.87     17.87     17.87     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  38      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  39      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  40      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  41      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  42      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  43      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  44      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  45      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to call assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        1-A-2 Cap 1-A-3 Cap 1-A-4 Cap 1-M-1 Cap 1-M-2 Cap 1-M-3 Cap  1-M-4 Cap  1-M-5 Cap  1-M-6 Cap  1-B-1 Cap 1-B-2 Cap  1-B-3 Cap
Period     (%)       (%)       (%)       (%)       (%)       (%)        (%)        (%)        (%)        (%)       (%)        (%)
------  --------- --------- --------- --------- --------- ---------  ---------  ---------  ---------  --------- ---------  ---------
         30/360    30/360    30/360    30/360    30/360    30/360     30/360     30/360     30/360     30/360    30/360     30/360

  46      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  47      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  48      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  49      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  50      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  51      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  52      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  53      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  54      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  55      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  56      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  57      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  58      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  59      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  60      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  61      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  62      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  63      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  64      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  65      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  66      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  67      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  68      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  69      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  70      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  71      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  72      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  73      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  74      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  75      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  76      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  77      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  78      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  79      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  80      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  81      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  82      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  83      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  84      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  85      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  86      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  87      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  88      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  89      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50      11.50
  90      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50          -
  91      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50          -
  92      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50          -
  93      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50          -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to call assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 21

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        1-A-2 Cap 1-A-3 Cap 1-A-4 Cap 1-M-1 Cap 1-M-2 Cap 1-M-3 Cap  1-M-4 Cap  1-M-5 Cap  1-M-6 Cap  1-B-1 Cap 1-B-2 Cap  1-B-3 Cap
Period     (%)       (%)       (%)       (%)       (%)       (%)        (%)        (%)        (%)        (%)       (%)        (%)
------  --------- --------- --------- --------- --------- ---------  ---------  ---------  ---------  --------- ---------  ---------
         30/360    30/360    30/360    30/360    30/360    30/360     30/360     30/360     30/360     30/360    30/360     30/360

  94      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50          -
  95      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50          -
  96      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50      11.50          -
  97      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50          -          -
  98      11.50     11.50     11.50     11.50    11.50      11.50      11.50      11.50      11.50     11.50          -          -






1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to call assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 22

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

                              Interest Rate Cap Schedules

                                     Class 1-A-2, Class 1-A-3 and Class 1-A-4 Interest Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
          Class 1-A-2,                                Class 1-A-2,                                 Class 1-A-2,
       Class 1-A-3 and                              Class 1-A-3 and                             Class 1-A-3 and
Period   Class 1-A-4    Strike %   Ceiling % Period   Class 1-A-4   Strike %   Ceiling % Period    Class 1-A-4   Strike % Ceiling %
         Interest Rate                               Interest Rate                               Interest Rate
         Cap Notional                                Cap Notional                                 Cap Notional
          Balance ($)                                 Balance ($)                                 Balance ($)
   2     2,371,751.24    5.266      11.220     42     865,464.02     8.607      11.220      82     334,659.43     8.903     11.220
   3     2,322,616.35    5.286      11.220     43     845,180.11     8.607      11.220      83     326,789.55     8.910     11.220
   4     2,273,129.67    5.312      11.220     44     825,370.84     8.607      11.220      84     319,104.11     8.917     11.220
   5     2,223,298.34    5.485      11.220     45     806,025.05     8.609      11.220      85     311,598.79     8.924     11.220
   6     2,173,142.54    5.515      11.220     46     787,132.23     8.695      11.220      86     304,269.38     8.931     11.220
   7     2,122,759.24    5.528      11.220     47     768,688.20     8.714      11.220      87     297,111.76     8.939     11.220
   8     2,072,168.90    5.531      11.220     48     750,676.75     8.714      11.220      88     290,121.93     8.947     11.220
   9     2,021,407.38    5.534      11.220     49     733,086.59     8.713      11.220      89     283,295.95     8.955     11.220
  10     1,970,509.86    5.570      11.220     50     715,907.86     8.712      11.220      90     276,629.99     8.964     11.220
  11     1,919,950.59    5.917      11.220     51     699,130.95     8.718      11.220      91     270,120.31     8.972     11.220
  12     1,870,576.29    5.927      11.220     52     682,746.26     8.721      11.220      92     263,763.25     8.981     11.220
  13     1,822,358.02    5.932      11.220     53     666,743.86     8.722      11.220      93     257,555.24     8.990     11.220
  14     1,775,269.13    5.936      11.220     54     651,115.94     8.721      11.220      94     251,492.80     8.999     11.220
  15     1,729,282.80    5.939      11.220     55     635,852.81     8.734      11.220      95     245,572.52     9.009     11.220
  16     1,684,373.21    5.973      11.220     56     620,946.59     8.737      11.220      96     239,791.07     9.019     11.220
  17     1,640,521.52    6.100      11.220     57     606,388.39     8.939      11.220      97     234,145.21     9.029     11.220
  18     1,597,697.39    6.121      11.220     58     592,167.15     9.377      11.220      98     228,631.77     9.039     11.220
  19     1,555,876.63    6.143      11.220     59     578,262.65     9.808      11.220     99+           0.00     0.000      0.000
  20     1,515,035.50    6.156      11.220     60     564,684.64     9.841      11.220
  21     1,475,150.21    6.164      11.220     61     551,423.84     9.840      11.220
  22     1,436,198.74    6.278      11.220     62     538,473.57     9.839      11.220
  23     1,398,179.85    6.650      11.220     63     525,826.58     9.839      11.220
  24     1,361,051.29    6.663      11.220     64     513,475.93     9.838      11.220
  25     1,324,791.84    6.686      11.220     65     501,414.53     9.837      11.220
  26     1,289,380.58    6.694      11.220     66     489,635.63     9.835      11.220
  27     1,254,798.33    6.699      11.220     67     478,132.61     9.834      11.220
  28     1,221,025.36    6.782      11.220     68     466,899.04     9.833      11.220
  29     1,188,058.60    6.915      11.220     69     455,928.60     9.833      11.220
  30     1,155,863.51    6.940      11.220     70     445,215.26     9.853      11.220
  31     1,124,422.46    6.955      11.220     71     434,754.26     9.851      11.220
  32     1,093,717.62    6.969      11.220     72     424,538.29     9.850      11.220
  33     1,063,730.93    7.085      11.220     73     414,561.64     9.849      11.220
  34     1,034,435.15    7.235      11.220     74     404,818.71     9.847      11.220
  35     1,005,834.03    7.620      11.220     75     395,304.04     9.846      11.220
  36       977,896.47    7.637      11.220     76     386,012.28     9.845      11.220
  37       950,612.65    8.590      11.220     77     376,938.22     9.366      11.220
  38       950,612.65    8.590      11.220     78     368,076.78     8.858      11.220
  39       929,280.40    8.588      11.220     79     359,422.98     8.864      11.220
  40       907,501.61    8.606      11.220     80     350,971.96     8.870      11.220
  41       886,233.98    8.606      11.220     81     342,718.99     8.877      11.220


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


                          Interest Rate Cap Schedules (cont'd)

                                                 Class 1-M Senior Interest Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
          Class 1-M                                     Class 1-M                                   Class 1-M    Strike % Ceiling %
       Senior Interest                              Senior Interest                             Senior Interest
Period     Rate Cap     Strike %   Ceiling % Period      Rate Cap   Strike %   Ceiling % Period      Rate Cap
           Notional                                      Notional                                    Notional
          Balance ($)                                   Balance ($)                                 Balance ($)

    2     174,880.00     4.956     11.000     42       135,490.81    7.135      11.000      82      52,391.87     8.339    11.000
    3     174,880.00     4.973     11.000     43       132,315.31    7.135      11.000      83      51,159.82     8.337    11.000
    4     174,880.00     4.997     11.000     44       129,214.11    7.135      11.000      84      49,956.64     8.336    11.000
    5     174,880.00     5.165     11.000     45       126,185.47    7.137      11.000      85      48,781.66     8.334    11.000
    6     174,880.00     5.192     11.000     46       123,227.75    7.220      11.000      86      47,634.22     8.333    11.000
    7     174,880.00     5.203     11.000     47       120,340.29    7.239      11.000      87      46,513.68     8.332    11.000
    8     174,880.00     5.203     11.000     48       117,520.54    7.238      11.000      88      45,419.40     8.330    11.000
    9     174,880.00     5.204     11.000     49       114,766.75    7.238      11.000      89      44,350.77     8.329    11.000
   10     174,880.00     5.236     11.000     50       112,077.38    7.237      11.000      90      43,307.20     8.328    11.000
   11     174,880.00     5.573     11.000     51       109,450.90    7.243      11.000      91      42,288.09     8.326    11.000
   12     174,880.00     5.580     11.000     52       106,885.84    7.245      11.000      92      41,292.87     8.325    11.000
   13     174,880.00     5.582     11.000     53       104,380.61    7.246      11.000      93      40,320.99     8.323    11.000
   14     174,880.00     5.582     11.000     54       101,934.02    7.245      11.000      94      39,371.90     8.322    11.000
   15     174,880.00     5.582     11.000     55        99,544.53    7.258      11.000      95      38,445.06     8.321    11.000
   16     174,880.00     5.611     11.000     56        97,210.92    7.260      11.000      96      37,539.96     8.319    11.000
   17     174,880.00     5.731     11.000     57        94,931.80    7.456      11.000      97      36,656.09     8.318    11.000
   18     174,880.00     5.748     11.000     58        92,705.42    7.877      11.000      98      35,792.94     8.316    11.000
   19     174,880.00     5.765     11.000     59        90,528.63    8.294      11.000     99+           0.00     0.000     0.000
   20     174,880.00     5.774     11.000     60        88,402.96    8.326      11.000
   21     174,880.00     5.778     11.000     61        86,326.94    8.324      11.000
   22     174,880.00     5.885     11.000     62        84,299.54    8.323      11.000
   23     174,880.00     6.241     11.000     63        82,319.62    8.324      11.000
   24     174,880.00     6.249     11.000     64        80,386.09    8.322      11.000
   25     174,880.00     6.266     11.000     65        78,497.85    8.321      11.000
   26     174,880.00     6.269     11.000     66        76,653.83    8.320      11.000
   27     174,880.00     6.268     11.000     67        74,853.00    8.318      11.000
   28     174,880.00     6.343     11.000     68        73,094.35    8.317      11.000
   29     174,880.00     6.465     11.000     69        71,376.90    8.318      11.000
   30     174,880.00     6.484     11.000     70        69,699.69    8.336      11.000
   31     174,880.00     6.491     11.000     71        68,061.99    8.335      11.000
   32     174,880.00     6.499     11.000     72        66,462.66    8.334      11.000
   33     174,880.00     6.604     11.000     73        64,900.78    8.332      11.000
   34     174,880.00     6.742     11.000     74        63,375.50    8.331      11.000
   35     174,880.00     7.104     11.000     75        61,885.95    8.329      11.000
   36     174,880.00     7.113     11.000     76        60,431.30    8.328      11.000
   37     174,880.00     7.117     11.000     77        59,010.73    8.327      11.000
   38     150,940.98     7.117     11.000     78        57,623.45    8.325      11.000
   39     145,481.44     7.117     11.000     79        56,268.67    8.324      11.000
   40     142,071.91     7.134     11.000     80        54,945.64    8.323      11.000
   41     138,742.41     7.134     11.000     81        53,653.62    8.321      11.000


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 24

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


                         Interest Rate Cap Schedules (cont'd)

                                                 Class 1-M Junior Interest Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
         Class 1-M                                    Class 1-M                                   Class 1-M
       Junior Interest                              Junior Interest                             Junior Interest
Period    Rate Cap      Strike %   Ceiling % Period    Rate Cap     Strike %   Ceiling % Period    Rate Cap      Strike % Ceiling %
          Notional                                     Notional                                   Notional
         Balance ($)                                  Balance ($)                                Balance ($)

   2      60,940.00      4.756     10.800      42     47,214.15      6.935    10.800      82      18,256.86       8.139    10.800
   3      60,940.00      4.773     10.800      43     46,107.59      6.935    10.800      83      17,827.53       8.137    10.800
   4      60,940.00      4.797     10.800      44     45,026.92      6.935    10.800      84      17,408.27       8.136    10.800
   5      60,940.00      4.965     10.800      45     43,971.54      6.937    10.800      85      16,998.82       8.134    10.800
   6      60,940.00      4.992     10.800      46     42,940.87      7.020    10.800      86      16,598.98       8.133    10.800
   7      60,940.00      5.003     10.800      47     41,934.68      7.039    10.800      87      16,208.51       8.132    10.800
   8      60,940.00      5.003     10.800      48     40,952.09      7.038    10.800      88      15,827.19       8.130    10.800
   9      60,940.00      5.004     10.800      49     39,992.49      7.038    10.800      89      15,454.80       8.129    10.800
  10      60,940.00      5.036     10.800      50     39,055.33      7.037    10.800      90      15,091.15       8.128    10.800
  11      60,940.00      5.373     10.800      51     38,140.09      7.043    10.800      91      14,736.03       8.126    10.800
  12      60,940.00      5.380     10.800      52     37,246.24      7.045    10.800      92      14,389.23       8.125    10.800
  13      60,940.00      5.382     10.800      53     36,373.25      7.046    10.800      93      14,050.56       8.123    10.800
  14      60,940.00      5.382     10.800      54     35,520.70      7.045    10.800      94      13,719.83       8.122    10.800
  15      60,940.00      5.382     10.800      55     34,688.04      7.058    10.800      95      13,396.86       8.121    10.800
  16      60,940.00      5.411     10.800      56     33,874.85      7.060    10.800      96      13,081.46       8.119    10.800
  17      60,940.00      5.531     10.800      57     33,080.65      7.256    10.800      97      12,773.46       8.118    10.800
  18      60,940.00      5.548     10.800      58     32,304.83      7.677    10.800      98      12,472.68       8.116    10.800
  19      60,940.00      5.565     10.800      59     31,546.29      8.094    10.800     99+           0.00       0.000     0.000
  20      60,940.00      5.574     10.800      60     30,805.56      8.126    10.800
  21      60,940.00      5.578     10.800      61     30,082.14      8.124    10.800
  22      60,940.00      5.685     10.800      62     29,375.65      8.123    10.800
  23      60,940.00      6.041     10.800      63     28,685.71      8.124    10.800
  24      60,940.00      6.049     10.800      64     28,011.94      8.122    10.800
  25      60,940.00      6.066     10.800      65     27,353.95      8.121    10.800
  26      60,940.00      6.069     10.800      66     26,711.37      8.120    10.800
  27      60,940.00      6.068     10.800      67     26,083.84      8.118    10.800
  28      60,940.00      6.143     10.800      68     25,471.01      8.117    10.800
  29      60,940.00      6.265     10.800      69     24,872.53      8.118    10.800
  30      60,940.00      6.284     10.800      70     24,288.08      8.136    10.800
  31      60,940.00      6.291     10.800      71     23,717.39      8.135    10.800
  32      60,940.00      6.299     10.800      72     23,160.08      8.134    10.800
  33      60,940.00      6.404     10.800      73     22,615.82      8.132    10.800
  34      60,940.00      6.542     10.800      74     22,084.30      8.131    10.800
  35      60,940.00      6.904     10.800      75     21,565.24      8.129    10.800
  36      60,940.00      6.913     10.800      76     21,058.35      8.128    10.800
  37      60,940.00      6.917     10.800      77     20,563.32      8.127    10.800
  38      51,912.13      6.917     10.800      78     20,079.90      8.125    10.800
  39      50,695.56      6.917     10.800      79     19,607.80      8.124    10.800
  40      49,507.45      6.934     10.800      80     19,146.77      8.123    10.800
  41      48,347.22      6.934     10.800      81     18,696.54      8.121    10.800



________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 25

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

                         Interest Rate Cap Schedules (cont'd)


                                                     Class 1-B Interest Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
         Class 1-M                                    Class 1-M                                   Class 1-M
       Junior Interest                              Junior Interest                             Junior Interest
Period    Rate Cap      Strike %   Ceiling % Period    Rate Cap     Strike %   Ceiling % Period    Rate Cap      Strike % Ceiling %
          Notional                                     Notional                                   Notional
         Balance ($)                                  Balance ($)                                Balance ($)

   2      63,600.00      4.156     10.200      42      49,275.02     6.335     10.200      82      16,371.26      7.539    10.200
   3      63,600.00      4.173     10.200      43      48,120.16     6.335     10.200      83      15,363.16      7.537    10.200
   4      63,600.00      4.197     10.200      44      46,992.32     6.335     10.200      84      14,378.69      7.536    10.200
   5      63,600.00      4.365     10.200      45      45,890.87     6.337     10.200      85      13,417.29      7.534    10.200
   6      63,600.00      4.392     10.200      46      44,815.22     6.420     10.200      86      12,478.42      7.533    10.200
   7      63,600.00      4.403     10.200      47      43,765.11     6.439     10.200      87      11,561.56      7.532    10.200
   8      63,600.00      4.403     10.200      48      42,739.63     6.438     10.200      88      10,666.19      7.530    10.200
   9      63,600.00      4.404     10.200      49      41,738.14     6.438     10.200      89       9,791.81      7.529    10.200
  10      63,600.00      4.436     10.200      50      40,760.07     6.437     10.200      90       8,937.93      7.528    10.200
  11      63,600.00      4.773     10.200      51      39,804.88     6.443     10.200      91       8,104.07      7.526    10.200
  12      63,600.00      4.780     10.200      52      38,872.02     6.445     10.200      92       7,289.75      7.525    10.200
  13      63,600.00      4.782     10.200      53      37,960.93     6.446     10.200      93       6,494.54      7.523    10.200
  14      63,600.00      4.782     10.200      54      37,071.16     6.445     10.200      94       5,717.96      7.522    10.200
  15      63,600.00      4.782     10.200      55      36,202.15     6.458     10.200      95       4,959.60      7.521    10.200
  16      63,600.00      4.811     10.200      56      35,353.47     6.460     10.200      96       4,219.02      7.519    10.200
  17      63,600.00      4.931     10.200      57      34,524.60     6.656     10.200      97       3,495.81      7.518    10.200
  18      63,600.00      4.948     10.200      58      33,714.92     7.077     10.200      98       2,789.56      7.516    10.200
  19      63,600.00      4.965     10.200      59      32,923.27     7.494     10.200     99+           0.00      0.000     0.000
  20      63,600.00      4.974     10.200      60      32,150.21     7.526     10.200
  21      63,600.00      4.978     10.200      61      31,395.21     7.524     10.200
  22      63,600.00      5.085     10.200      62      30,657.88     7.523     10.200
  23      63,600.00      5.441     10.200      63      29,937.83     7.524     10.200
  24      63,600.00      5.449     10.200      64      29,234.65     7.522     10.200
  25      63,600.00      5.466     10.200      65      28,547.94     7.521     10.200
  26      63,600.00      5.469     10.200      66      27,877.31     7.520     10.200
  27      63,600.00      5.468     10.200      67      27,222.38     7.518     10.200
  28      63,600.00      5.543     10.200      68      26,582.80     7.517     10.200
  29      63,600.00      5.665     10.200      69      25,958.20     7.518     10.200
  30      63,600.00      5.684     10.200      70      25,348.24     7.536     10.200
  31      63,600.00      5.691     10.200      71      24,752.65     7.535     10.200
  32      63,600.00      5.699     10.200      72      24,171.00     7.534     10.200
  33      63,600.00      5.804     10.200      73      23,602.98     7.532     10.200
  34      63,600.00      5.942     10.200      74      23,048.27     7.531     10.200
  35      63,600.00      6.304     10.200      75      22,506.56     7.529     10.200
  36      63,600.00      6.313     10.200      76      21,977.53     7.528     10.200
  37      63,600.00      6.317     10.200      77      21,460.90     7.527     10.200
  38      54,178.07      6.317     10.200      78      20,651.88     7.525     10.200
  39      52,908.39      6.317     10.200      79      19,543.37     7.524     10.200
  40      51,668.42      6.334     10.200      80      18,460.83     7.523     10.200
  41      50,457.55      6.334     10.200      81      17,403.65     7.521     10.200




________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 26

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

--------------------------------------------------------------------------------
                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE TOTAL GROUP 1 COLLATERAL
--------------------------------------------------------------------------------
                              Collateral Summary
--------------------------------------------------------------------------------
Statistics given below are for the Group 1 Mortgage Loans in the pool as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Group 1 Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------
Number of Mortgage Loans:                                            1,498

Aggregate Current Principal Balance:                              $529,944,261               $25,588 - $2,973,263

Average Current Principal Balance:                                  $353,768

1st Lien:                                                           100.00%

Wtd. Avg. Gross Coupon:                                              5.747%                     2.875% - 8.500%

Wtd. Avg. Original Term (months):                                     360                          180 - 360

Wtd. Avg. Remaining Term (months):                                    356                          176 - 360

Fully Amortizing Mortgage Loans:                                     16.55%

Interest Only Loans:                                                 83.45%

% Adjustable Rate Mortgage Loans                                     60.93%

% Fixed Rate Mortgage Loans                                          39.07%

Wtd. Avg. Margin (ARM Loans Only):                                   2.564%                     1.000% - 6.125%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                   11.492%                    8.875% - 14.250%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                    2.603%                     1.000% - 8.125%

Wtd. Avg. Initial Periodic Cap (ARM Loans Only):                     3.293%                     1.000% - 6.000%

Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):                  1.551%                     1.000% - 6.000%

Wtd. Avg. Original LTV:                                              72.90%                    7.500% - 100.00%

Wtd. Avg. Borrower FICO:                                              716                          620 - 814

Geographic Distribution (Top 5):                              CA          49.96%
                                                              FL           9.25%
                                                              VA           4.78%
                                                              MN           3.81%
                                                              AZ           3.31%


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 27

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------



------------------------------------------------------------------------------------------------------------------
                                                    Product Type
------------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
COLLATERAL TYPE                      LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
1 Month Arms                               1       555,516.56                   0.10      5.625    706     67.47
1 Month Arms - IO 10 Yrs                  13     8,732,768.58                   1.65      5.383    703     67.36
1 Year Arms                                8     2,449,214.78                   0.46      5.171    708     79.23
1 Year Arms - IO 10 Years                164    65,480,815.55                  12.36      5.422    720     79.09
2 Yr Arms                                 13     2,859,300.36                   0.54      6.735    697     77.40
2 Yr Arms - IO 10 Yrs                     14     3,356,915.36                   0.63      6.621    698     78.37
2 Yr Arms - IO 2 Yrs                      10     2,660,153.10                   0.50      6.138    719     75.87
2 Yr Arms - IO 5 Yrs                       8     2,452,019.66                   0.46      6.990    710     73.89
3 Yr Arms                                 48    28,396,774.67                   5.36      4.861    722     63.67
3 Yr Arms - IO 10 Yrs                     11     3,157,680.43                   0.60      5.730    718     78.83
3 Yr Arms - IO 3 Yrs                      47    17,942,476.63                   3.39      5.629    730     75.43
3 Yr Arms - IO 5 Yrs                       2       271,532.00                   0.05      8.003    689     76.10
5 Yr Arms                                 44    10,721,742.87                   2.02      6.043    698     74.43
5 Yr Arms - IO 10 Yrs                    201    52,674,296.17                   9.94      6.235    714     77.27
5 Yr Arms - IO 5 Yrs                     139    45,372,634.81                   8.56      5.997    710     75.36
6 Month Arms                               7     2,626,313.26                   0.50      5.882    747     76.38
6 Month Arms - IO 10 Years               217    70,460,487.68                  13.30      5.055    714     77.69
6 Month Arms - IO 5 Years                  3     1,536,000.00                   0.29      5.637    684     74.26
6 Month Arms - IO 6 Months                 2     1,164,500.00                   0.22      5.947    722     67.60
Fixed 15                                   1       152,852.05                   0.03      6.000    645     62.00
Fixed 30                                 118    39,938,368.11                   7.54      5.793    725     61.89
Fixed 30 - 10 Years                      419   165,416,176.43                  31.21      6.034    716     70.02
Fixed 30 - 5 Years                         8     1,565,721.79                   0.30      6.788    683     76.19
------------------------------------------------------------------------------------------------------------------
Total:                                 1,498   529,944,260.85                 100.00      5.747    716     72.90
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                   Index Type
------------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
INDEX TYPE                           LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
Fixed Rate                              546    207,073,118.38                   39.07     5.993    717    68.49
Treasury - 1 Year                        37     26,709,442.81                    5.04     4.744    726    64.96
Libor - 1 Month                          14      9,288,285.14                    1.75     5.397    703    67.36
Libor - 6 Month                         544    157,490,624.76                   29.72     5.699    713    76.95
Libor - 1 Year                          357    129,382,789.76                   24.41     5.644    717    77.08
------------------------------------------------------------------------------------------------------------------
Total:                                1,498    529,944,260.85                  100.00     5.747    716    72.90
------------------------------------------------------------------------------------------------------------------




________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 28

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


-----------------------------------------------------------------------------------------------------------------
                                                Current Balance
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL BALANCES        NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
AS OF THE                           MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
CUT-OFF DATE ($)                     LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     62       4,839,360.35                   0.91       6.390     713    76.17
100,000.01 - 200,000.00              379      57,645,897.14                  10.88       6.080     712    77.13
200,000.01 - 300,000.00              304      75,721,498.17                  14.29       5.736     715    74.62
300,000.01 - 400,000.00              266      92,589,720.89                  17.47       5.633     716    74.24
400,000.01 - 500,000.00              192      86,204,638.55                  16.27       5.717     719    73.55
500,000.01 - 600,000.00              122      66,858,965.75                  12.62       5.731     721    73.90
600,000.01 - 700,000.00               71      45,458,026.23                   8.58       5.505     723    71.42
700,000.01 - 800,000.00               34      25,390,034.93                   4.79       5.912     709    71.63
800,000.01 - 900,000.00               16      13,590,409.43                   2.56       6.039     722    69.83
900,000.01 - 1,000,000.00             29      28,149,291.57                   5.31       5.938     701    69.30
1,000,000.01 - 1,500,000.00           17      21,291,733.66                   4.02       5.625     705    62.09
1,500,000.01 >=                        6      12,204,684.18                   2.30       5.162     731    59.61
-----------------------------------------------------------------------------------------------------------------
Total:                             1,498     529,944,260.85                 100.00       5.747     716    72.90
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                           Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
RANGE OF MONTHS REMAINING            LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
121 - 240                              1         152,852.05                  0.03        6.000     645    62.00
241 - 360                          1,497     529,791,408.80                 99.97        5.747     716    72.91
----------------------------------------------------------------------------------------------------------------
Total:                             1,498     529,944,260.85                100.00        5.747     716    72.90
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                            Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
RANGE OF MONTHS AT                  MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
ORIGINATION                          LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
121 - 240                              1         152,852.05                  0.03        6.000     645    62.00
241 - 360                          1,497     529,791,408.80                 99.97        5.747     716    72.91
----------------------------------------------------------------------------------------------------------------
Total:                             1,498     529,944,260.85                100.00        5.747     716    72.90
------------------------------------------------------------------------------------------------------------------





________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 29

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


------------------------------------------------------------------------------------------------------------------
                                                   Mortgage Rate
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
RANGE OF CURRENT                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
MORTGAGE RATES (%)                   LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                          1           328,000.00                 0.06       2.875    722     80.00
3.001 - 3.500                          4         1,236,485.83                 0.23       3.329    733     79.81
3.501 - 4.000                         36        12,263,335.17                 2.31       3.843    715     76.22
4.001 - 4.500                         54        18,954,945.67                 3.58       4.340    725     75.35
4.501 - 5.000                        102        45,879,592.90                 8.66       4.871    724     70.25
5.001 - 5.500                        338       125,331,837.89                23.65       5.325    728     69.36
5.501 - 6.000                        354       145,375,094.31                27.43       5.830    714     72.45
6.001 - 6.500                        395       127,276,080.91                24.02       6.302    707     75.59
6.501 - 7.000                        151        37,386,957.37                 7.05       6.792    701     76.18
7.001 - 7.500                         50        13,447,994.63                 2.54       7.220    711     77.37
7.501 - 8.000                          7           971,295.94                 0.18       7.825    711     78.54
8.001 - 8.500                          6         1,492,640.23                 0.28       8.162    688     75.05
------------------------------------------------------------------------------------------------------------------
Total:                             1,498       529,944,260.85               100.00       5.747    716     72.90
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                         Original Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
RANGE OF ORIGINAL                   MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
LOAN-TO-VALUE RATIOS (%)             LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                              10         2,681,005.14                 0.51       5.540     762    25.32
30.01 - 35.00                          4         1,238,796.88                 0.23       5.486     721    33.19
35.01 - 40.00                         13         5,724,607.31                 1.08       5.330     752    37.90
40.01 - 45.00                         14         4,933,122.97                 0.93       5.563     740    42.66
45.01 - 50.00                         32        13,981,303.45                 2.64       5.591     740    48.18
50.01 - 55.00                         28        12,724,360.35                 2.40       5.556     706    52.38
55.01 - 60.00                         75        41,099,836.75                 7.76       5.466     718    58.18
60.01 - 65.00                        107        50,157,478.79                 9.46       5.706     715    63.68
65.01 - 70.00                         90        33,818,979.87                 6.38       5.954     709    69.07
70.01 - 75.00                        136        55,806,562.72                10.53       5.843     710    74.02
75.01 - 80.00                        915       291,965,751.62                55.09       5.761     716    79.71
80.01 - 85.00                         11         2,773,439.67                 0.52       5.903     698    83.97
85.01 - 90.00                         37         7,916,718.72                 1.49       6.393     715    89.79
90.01 - 95.00                         19         3,796,522.00                 0.72       5.791     701    94.30
95.01 - 100.00                         7         1,325,774.61                 0.25       5.963     749   100.00
------------------------------------------------------------------------------------------------------------------
Total:                             1,498       529,944,260.85               100.00       5.747     716    72.90
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                           FICO Score at Origination
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
RANGE OF FICO SCORES                 LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
601 - 625                             18         6,864,180.12                 1.30        6.269     623   76.15
626 - 650                             75        25,540,886.95                 4.82        5.902     640   71.92
651 - 675                            207        69,426,547.51                13.10        5.948     665   73.83
676 - 700                            309       106,717,086.49                20.14        5.863     689   73.67
701 - 725                            294       109,283,966.66                20.62        5.649     714   73.92
726 - 750                            253        87,037,388.37                16.42        5.669     738   72.65
751 - 775                            187        65,817,522.85                12.42        5.675     762   73.08
776 - 800                            126        50,679,074.29                 9.56        5.485     786   68.29
801 - 825                             29         8,577,607.61                 1.62        5.945     807   71.57
------------------------------------------------------------------------------------------------------------------
Total:                             1,498       529,944,260.85               100.00        5.747     716   72.90
------------------------------------------------------------------------------------------------------------------




________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 30

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

-----------------------------------------------------------------------------------------------------------------
                                            Geographic Distribution
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
STATE                                LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
California                             532      248,863,403.44                46.96      5.651     720     70.06
Florida                                153       49,017,851.66                 9.25      5.980     715     73.16
Virginia                                71       25,328,106.20                 4.78      5.599     705     76.59
Minnesota                               98       20,189,210.29                 3.81      6.517     711     78.29
Arizona                                 62       17,546,804.87                 3.31      5.803     717     75.90
Nevada                                  47       14,393,695.64                 2.72      5.934     715     75.94
Washington                              51       14,283,368.65                 2.70      5.702     722     75.54
New York                                34       13,185,426.19                 2.49      6.061     723     73.81
New Jersey                              41       12,364,114.69                 2.33      5.342     709     77.30
Maryland                                33       11,087,243.39                 2.09      5.449     710     77.64
Other                                  376      103,685,035.83                19.57      5.766     710     75.22
------------------------------------------------------------------------------------------------------------------
Total:                               1,498      529,944,260.85               100.00      5.747     716     72.90
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                Occupancy Status
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
OCCUPANCY STATUS*                    LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
Primary                             1,199      450,487,220.49               85.01         5.663     715     72.97
Investment                            249       61,749,741.46               11.65         6.234     723     72.02
Second Home                            50       17,707,298.90                3.34         6.193     707     74.31
------------------------------------------------------------------------------------------------------------------
Total:                              1,498      529,944,260.85              100.00         5.747     716     72.90
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                               Documentation Type
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
INCOME  DOCUMENTATION                LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
Limited                                697      253,664,338.12               47.87       5.821     715     76.05
Full/Alt                               461      151,300,404.23               28.55       5.530     714     75.07
No Documentation                       210       79,449,052.35               14.99       5.758     729     59.21
No Ratio                               119       41,145,618.24                7.76       6.037     700     72.01
Stated Documentation                    11        4,384,847.91                0.83       6.068     741     72.77
------------------------------------------------------------------------------------------------------------------
Total:                               1,498      529,944,260.85              100.00       5.747     716     72.90
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Loan Purpose
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
PURPOSE                              LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
Purchase                               864      287,215,697.84               54.20       5.782      722    77.33
Refinance - Cashout                    416      162,214,488.14               30.61       5.757      706    67.11
Refinance - Rate Term                  218       80,514,074.87               15.19       5.603      716    68.78
------------------------------------------------------------------------------------------------------------------
Total:                               1,498      529,944,260.85              100.00       5.747      716    72.90
------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 31

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


-----------------------------------------------------------------------------------------------------------------
                                                 Property Type
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
PROPERTY TYPE                        LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence               963      346,103,784.21               65.31        5.713     715     72.49
Planned Unit Development              285      108,427,478.28               20.46        5.729     714     73.30
Condominium                           137       37,585,414.55                7.09        5.670     726     75.96
2 Family                               66       20,911,901.79                3.95        6.082     718     71.24
3 Family                               26        9,153,817.65                1.73        6.379     729     74.73
4 Family                               17        6,242,253.57                1.18        6.259     726     72.39
Townhouse                               3        1,221,387.45                0.23        6.089     687     81.72
Condo - High Rise >8 floors             1          298,223.35                0.06        6.750     742     59.80
------------------------------------------------------------------------------------------------------------------
Total:                              1,498      529,944,260.85              100.00        5.747     716     72.90
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                             Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
PREPAYMENT CHARGE TERM AT           MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
ORIGINATION (MOS.)                   LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
0                                     631      233,396,065.33               44.04        5.520     715     74.61
4                                       3        1,188,600.00                0.22        5.869     735     70.49
6                                       6        2,617,500.00                0.49        6.265     724     68.61
7                                       3        1,232,836.91                0.23        5.390     716     64.85
12                                     28        7,450,811.38                1.41        6.151     706     77.17
21                                      1          339,999.03                0.06        6.250     697     80.00
24                                     35       10,196,216.94                1.92        6.485     703     75.06
36                                    559      177,102,879.84               33.42        5.955     716     72.95
60                                    232       96,419,351.42               18.19        5.794     721     68.36
------------------------------------------------------------------------------------------------------------------
Total:                              1,498      529,944,260.85              100.00        5.747     716     72.90
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                               Conforming Balance
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
CONFORMING BALANCE                   LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                551      322,647,055.21               60.88       5.698     717      71.42
Conforming Balance                    947      207,297,205.64               39.12       5.824     715      75.22
------------------------------------------------------------------------------------------------------------------
Total:                              1,498      529,944,260.85              100.00       5.747     716      72.90
------------------------------------------------------------------------------------------------------------------






________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 32

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

-------------------------------------------------------------------------------------------------------------------
                               Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
RANGE OF MAXIMUM                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
MORTGAGE RATES (%)                   LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                            1          328,000.00                0.10       2.875      722    80.00
9.001 - 9.500                            4        1,236,485.83                0.38       3.329      733    79.81
9.501 - 10.000                          38       12,990,057.01                4.02       3.913      717    76.38
10.001 - 10.500                         71       25,567,263.55                7.92       4.632      723    74.12
10.501 - 11.000                        110       47,100,464.61               14.59       4.987      721    71.56
11.001 - 11.500                        236       79,958,567.65               24.76       5.474      718    75.68
11.501 - 12.000                        271       85,571,741.67               26.50       5.838      711    76.47
12.001 - 12.500                        160       51,158,054.68               15.84       6.388      716    78.45
12.501 - 13.000                         40       11,821,933.66                3.66       6.710      693    78.93
13.001 - 13.500                         12        4,615,367.39                1.43       7.088      701    72.96
13.501 - 14.000                          5        1,177,806.42                0.36       7.110      696    79.10
14.001 - 14.500                          4        1,345,400.00                0.42       8.151      687    73.41
-------------------------------------------------------------------------------------------------------------------
Total:                                 952      322,871,142.47              100.00       5.589      715    75.73
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
RANGE OF MINIMUM                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
MORTGAGE RATES (%)                   LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                            1          172,786.25                 0.05      5.625      700    80.00
1.501 - 2.000                           16        4,719,805.83                 1.46      3.914      723    79.10
2.001 - 2.500                          618      210,649,648.31                65.24      5.664      717    76.24
2.501 - 3.000                          181       69,032,870.83                21.38      5.369      719    72.68
3.001 - 3.500                           81       23,623,453.22                 7.32      5.470      695    78.75
3.501 - 4.000                           16        4,925,080.77                 1.53      5.880      723    79.81
4.001 - 4.500                            3        1,536,200.00                 0.48      6.961      702    70.94
4.501 - 5.000                           15        3,705,354.17                 1.15      6.080      724    73.27
5.001 - 5.500                            5        1,030,830.46                 0.32      6.306      683    79.08
5.501 - 6.000                            4          844,130.96                 0.26      6.050      696    80.00
6.001 - 6.500                            3          674,044.89                 0.21      6.424      648    75.03
6.501 - 7.000                            4        1,031,474.42                 0.32      6.795      666    80.00
7.001 - 7.500                            3          511,462.36                 0.16      7.441      716    75.31
7.501 - 8.000                            1          230,800.00                 0.07      8.000      806    80.00
8.001 - 8.500                            1          183,200.00                 0.06      8.125      673    80.00
-------------------------------------------------------------------------------------------------------------------
Total:                                 952      322,871,142.47               100.00      5.589      715    75.73
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                    Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
RANGE OF GROSS MARGINS (%)           LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                            3          620,705.37                 0.19      5.548     706     80.00
1.501 - 2.000                           16        4,719,805.83                 1.46      3.914     723     79.10
2.001 - 2.500                          624      212,435,797.04                65.80      5.660     717     76.27
2.501 - 3.000                          181       69,351,810.83                21.48      5.394     720     72.56
3.001 - 3.500                           81       23,569,127.64                 7.30      5.499     693     79.30
3.501 - 4.000                           15        4,564,297.42                 1.41      5.980     722     79.80
4.001 - 4.500                            5        1,651,172.04                 0.51      6.742     730     69.43
4.501 - 5.000                           17        3,698,354.84                 1.15      6.346     711     72.78
5.001 - 5.500                            8        1,980,471.46                 0.61      6.459     672     78.72
5.501 - 6.000                            1          100,000.00                 0.03      6.990     668     80.00
6.001 - 6.500                            1          179,600.00                 0.06      7.125     667     80.00
-------------------------------------------------------------------------------------------------------------------
Total:                                 952      322,871,142.47               100.00      5.589     715     75.73
-------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 33

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


---------------------------------------------------------------------------------------------------------------------
                            Months to Next Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
MONTHS TO NEXT ADJUSTMENT            LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)       FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
0 - 5                                    241      85,776,121.12                26.57      5.093      713    75.77
6 - 11                                   185      73,737,255.57                22.84      5.422      719    78.46
12 - 17                                   16       5,529,218.12                 1.71      5.650      711    71.22
18 - 23                                   38       9,533,142.42                 2.95      6.577      712    75.00
24 - 29                                   23      16,827,650.47                 5.21      4.785      718    64.70
30 - 35                                   65      22,699,080.92                 7.03      5.650      734    74.12
36 - 41                                   10       2,291,849.71                 0.71      5.919      735    80.63
48 - 53                                    7       2,075,120.62                 0.64      5.475      684    76.24
54 - 59                                  367     104,401,703.52                32.34      6.134      711    76.09
--------------------------------------------------------------------------------------------------------------------
Total:                                   952     322,871,142.47               100.00      5.589      715    75.73
--------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                  Initial Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
INITIAL PERIODIC                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
CAP (%)                              LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
Uncapped                                   1          224,000.00                0.07       4.000     680   80.00
0.501 - 1.000                            231       81,251,149.44               25.17       5.167     713   76.32
1.001 - 2.000                            233      102,169,889.52               31.64       5.325     722   75.28
2.001 - 3.000                             43       10,260,936.89                3.18       6.575     706   75.37
3.001 - 4.000                              2          513,550.00                0.16       5.688     710   87.79
4.001 - 5.000                            127       26,639,093.84                8.25       6.334     712   77.80
5.001 - 6.000                            315      101,812,522.78               31.53       5.900     713   75.15
---------------------------------------------------------------------------------------------------------------------
Total:                                   952      322,871,142.47              100.00       5.589     715   75.73
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                     Periodic Cap of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
PERIODIC                            MORTGAGE     AS OF THE           BALANCE AS OF      COUPON
CAP (%)                              LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)      FICO   OLTV (%)
--------------------------------------------------------------------------------------------------------------------
Uncapped                                 1          224,000.00                 0.07      4.000       680   80.00
0.501 - 1.000                          497      145,505,306.54                45.07      5.634       713   77.09
1.001 - 2.000                          453      177,005,835.93                54.82      5.555       718   74.61
5.001 - 6.000                            1          136,000.00                 0.04      5.375       725   80.00
--------------------------------------------------------------------------------------------------------------------
Total:                                 952      322,871,142.47               100.00      5.589       715   75.73
--------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 34

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:


--------------------------------------------------------------------------------
                                Morgan Stanley
--------------------------------------------------------------------------------
    Structured Finance
    ------------------
    Valerie Kay                                     (212) 761-2162
    Lydia Foo                                       (212) 761-1297
    Parichart Thepvongs                             (212) 761-7495
    Shayna Buffman                                  (212) 761-4556

    Trading
    -------
    Gary Mendelsohn                                 (212) 761-1705
    Rebecca Hogan                                   (212) 761-2102
    Sumit Kapur                                     (212) 761-1199
    David Powell                                    (212) 761-2148
--------------------------------------------------------------------------------








________________________________________________________________________________
The information herein has been prepared solely for informational purposes and
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representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
________________________________________________________________________________
                                    Page 35

---------------------------- ------------------------------- -------------------
MORGAN STANLEY                                                  October 24, 2005
Securitized Products Group    MorganStanley [LOGO OMITTED]

---------------------------- ------------------------------- -------------------

This material was prepared by sales, trading, banking or other non-research
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________________________________________________________________________________

(C) 2005 Morgan Stanley
________________________________________________________________________________
                                    Page 36